STATEMENT OF ADDITIONAL INFORMATION
                                  July 1, 2002


                               FUNDX UPGRADER FUND
                         FUNDX AGGRESSIVE UPGRADER FUND
                        FUNDX CONSERVATIVE UPGRADER FUND
                           FUNDX FLEXIBLE INCOME FUND
                   series of Professionally Managed Portfolios
                        235 Montgomery Street, Ste. 1049
                             San Francisco, CA 94104
                                 (415) 986-7979

This Statement of Additional Information ("SAI") is not a prospectus and it should be read in conjunction with the Prospectus dated July 1, 2002, as may be revised, of the FundX Upgrader Fund, the FundX Aggressive Upgrader Fund ("Aggressive Fund"), the FundX Conservative Upgrader Fund ("Conservative Fund") and the FundX Flexible Income Fund ("Flexible Income Fund") (each a "Fund," collectively, the "Funds"), series of Professionally Managed Portfolios (the "Trust"). DAL Investment Company, LLC (the "Advisor") is the advisor to the Funds. A copy of the Funds' Prospectus is available by calling number listed above or (866) 455-FUND [3863].

The FundX Upgrader Fund's financial statements (unaudited) for the period November 1, 2001 (commencement of operations) through April 30, 2002, are incorporated herein by reference to the Fund's Semi-Annual Report. A copy of the Semi-Annual Report may be obtained without charge by calling or writing the Fund as shown above.

                                TABLE OF CONTENTS

THE TRUST......................................................................2
INVESTMENT OBJECTIVES, POLICIES AND RISKS......................................2
DISTRIBUTIONS AND TAX INFORMATION.............................................14
TRUSTEES AND EXECUTIVE OFFICERS...............................................16
THE FUNDS' INVESTMENT ADVISOR.................................................19
PORTFOLIO TRANSACTIONS AND BROKERAGE..........................................20
THE FUNDS' DISTRIBUTOR........................................................21
SERVICE PROVIDERS.............................................................22
CODE OF ETHICS................................................................23
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION................................23
DETERMINATION OF SHARE PRICE..................................................25
CALCULATION OF PERFORMANCE DATA...............................................26
GENERAL INFORMATION...........................................................28
FINANCIAL STATEMENTS..........................................................28


                                    THE TRUST

Professionally Managed Portfolios (the "Trust") is an open-end management investment company organized as a Massachusetts business trust on February 17, 1987. The Trust consists of various series which represent separate investment portfolios. This SAI relates only to the Funds.

The Trust is registered with the Securities and Exchange Commission ("SEC") as a management investment company. Such a registration does not involve supervision of the management or policies of the Funds. The Prospectus of the Funds and this SAI omit certain of the information contained in the Registration Statement filed with the SEC. Copies of such information may be obtained from the SEC upon payment of the prescribed fee.

The FundX Upgrader Fund commenced operations on June 21, 2002, when a series of Trust for Investment Managers reorganized into the Fund, a newly formed series of the Trust.


                    INVESTMENT OBJECTIVES, POLICIES AND RISKS

The FundX Upgrader Fund, the Aggressive Fund and the Conservative Fund each has an investment objective of long-term capital appreciation. The Flexible Income Fund has an investment objective of total return, which is capital appreciation plus current income. Each Fund is diversified (see fundamental investment restriction 7 under "Investment Restrictions" on page 12 of this SAI). Under applicable federal laws, the diversification of a mutual fund's holdings is measured at the time the fund purchases a security.

The following information supplements the discussion of the Funds' investment objectives and policies as set forth in their Prospectus. The Underlying Funds may use the techniques described below or other techniques not declared herein. There can be no guarantee that any Fund's objective will be attained.

Whenever an investment policy or limitation states a maximum percentage of a Fund's assets that may be invested in any security, either directly or via the Underlying Funds in which a Fund invests, or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of a Fund's acquisition or sale of such security or other asset. Accordingly, except with respect to borrowing and illiquid securities, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether an investment complies with a Fund's investment policies and limitations. In addition, if a bankruptcy or other extraordinary event occurs concerning a particular investment by a Fund, the Fund may receive stock, real estate, or other investments that a Fund would not, or could not, buy. If this happens, the Fund would sell such investments as soon as practicable while trying to maximize the return to its shareholders.

Other Investment Companies. Each Fund pursues its investment objective by investing in shares of other open-end investment companies. The Funds currently intend to limit their investments in securities issued by other investment companies so that not more than 3% of the outstanding voting stock of any one investment company will be owned by a Fund, or its affiliated persons, as a whole. This prohibition may prevent a Fund from allocating its investment in the manner the Advisor considers optimal. As a shareholder of another investment company, a Fund bears, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees, and such fees and other expenses will be borne indirectly by a Fund's shareholders. These expenses would be in addition to the advisory and other expenses that a Fund bears directly in connection with its own operations.

Equity Securities. The Funds may invest in equity securities through their investment in the shares of the Underlying Funds. An equity security, or stock, represents a proportionate share of the ownership of a company; its value is based on the success of the company's business, any income paid to stockholders, the value of its assets, and general market conditions. Common stocks and preferred stocks are examples of equity securities. Equity securities, such as common stocks, represent shares of ownership of a corporation. Preferred stocks are equity securities that often pay dividends at a specific rate and have a preference over common stocks in dividend payments and liquidation of assets. (Please see "Preferred Stock" below.) Some preferred stocks may be convertible into common stock. Convertible securities are securities (such as debt securities or preferred stock) that may be converted into or exchanged for a specified amount of common stock of the same or different issuer within a particular period of time at a specified price or formula.

To the extent a Fund invests in the equity securities of small or medium-size companies, directly or through its investments in other mutual funds, it will be exposed to the risks of smaller sized companies. Small and medium-size companies often have narrower markets for their goods and/or services and more limited managerial and financial resources than larger, more established companies. Furthermore, those companies often have limited product lines, or services, markets, or financial resources, or are dependent on a small management group. In addition, because these stocks are not well-known to the investing public, do not have significant institutional ownership, and are followed by relatively few security analysts, there will normally be less publicly available information concerning these securities compared to what is available for the securities of larger companies. Adverse publicity and investor perceptions, whether based on fundamental analysis, can decrease the value and liquidity of securities held by a fund. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of a Fund's portfolio.

Preferred Stock. An Underlying Fund may invest in preferred stock. Preferred stock blends the characteristics of bonds and common stock. It can offer the higher yield of a bond and has priority over common stock in equity ownership, but does not have the seniority of a bond and, unlike common stock, its participation in the issuer's growth may be limited. Preferred stock has preference over common stock in the receipt of dividends and in any residual assets after payment to creditors should the issuer be dissolved. Although the dividend is set at a fixed annual rate, in some circumstances it can be changed or omitted by the issuer.

Leverage through Borrowing. The Underlying Funds may borrow money for leveraging or other purposes. Leveraging creates an opportunity for increased net income but, at the same time, creates special risk considerations. Since substantially all of an Underlying Fund's assets fluctuate in value, while the interest obligation resulting from a borrowing will be fixed by the terms of the Underlying Fund's agreement with its lender, the net asset value per share of the Underlying Fund will tend to increase more when its portfolio securities increase in value and to decrease more when its portfolio assets decrease in value than would otherwise be the case if the Underlying Fund did not borrow funds. Leveraging will also create interest expenses for an Underlying Fund which can exceed the income from the assets retained. To the extent the income derived from securities purchased with borrowed funds exceeds the interest an Underlying Fund will have to pay, such fund's net income will be greater than if leveraging were not used. Conversely, if the income from the assets retained with borrowed funds is not sufficient to cover the cost of leveraging, the net income of an Underlying Fund will be less than if leveraging were not used, and therefore the amount available for distribution to stockholders as dividends will be reduced.

In addition, interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds. Under adverse market conditions, the Underlying Fund might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales.

Fund Borrowing. The Funds are authorized to borrow money from time to time for temporary, extraordinary or emergency purposes or for clearance of transactions in amounts not to exceed 33 1/3% of the value of its total assets at the time of such borrowings. A Fund will not borrow for leveraging. When borrowing, a Fund will be subject to risks similar to those listed above in the section "Leveraging Through Borrowing."

When-Issued Securities. An Underlying Fund may from time to time purchase securities on a "when-issued" basis. The price of such securities, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the when-issued securities take place at a later date. Normally, the settlement date occurs within one month of the purchase; during the period between purchase and settlement, no payment is made by the Underlying Fund to the issuer and no interest accrues to the Underlying Fund. To the extent that assets of the Underlying Fund are held in cash pending the settlement of a purchase of securities, the Underlying Fund would earn no income. At the time an Underlying Fund makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the value of the security in determining its net asset value. The market value of the when-issued securities may be more or less than the purchase price. The Advisor does not believe that an Underlying Fund's net asset value or income will be adversely affected by the purchase of securities on a when-issued basis. Underlying Funds normally segregate liquid assets equal in value to commitments for when-issued securities, which reduces, but does not eliminate, leverage because the Underlying Fund will be able to make use of those segregated assets until settlement occurs.

Convertible Securities and Warrants. An Underlying Fund may invest in convertible securities and warrants. A convertible security is a fixed-income security (a debt instrument or a preferred stock) which may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same or a different issuer. Convertible securities are senior to common stocks in an issuer's capital structure, but are usually subordinated to similar non-convertible securities. While providing a fixed income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar nonconvertible security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the underlying common stock.

A warrant gives the holder the right to purchase at any time during a specified period a predetermined number of shares of common stock at a fixed exercise price. Unlike convertible debt securities or preferred stock, warrants do not pay a dividend. Investments in warrants involve certain risks, including the possible lack of a liquid market for resale of the warrants, potential price fluctuations as a result of speculation or other factors, and failure of the price of the underlying security to reach the exercise price (in which event the Underlying Fund will not exercise the warrant and will lose its entire investment therein). .

Options and Futures. Underlying Funds may purchase and write call and put options on securities, securities indices, foreign currencies and may enter into futures contracts and use options on futures contracts with respect to such securities, indices and currencies. Underlying Funds may use these techniques to hedge against changes in securities prices, foreign currency exchange rates or as part of their overall investment strategy. Underlying Funds normally segregate liquid assets to cover obligations under options and futures contracts to reduce leveraging. Underlying Funds may also buy or sell interest rate futures contracts and options on interest rate futures contracts for the purpose of hedging against changes in the value of securities owned.

There are risks involved in the use of options and futures, including the risk that the prices of the hedging vehicles may not correlate perfectly with the securities held by the Underlying Funds. This may cause the futures or options to react differently from the Underlying Funds' securities to market changes. In addition, the investment advisers to the Underlying Funds could be incorrect in their expectations for the direction or extent of market movements. In these events, Underlying Funds could lose money on the options of futures contracts. It is also not certain that a secondary market for positions in options or futures contracts will exist at all times in which event the Underlying Fund will not be able to liquidate its positions without potentially incurring significant transactions costs.

Forward Currency Contracts. An Underlying Fund may enter into forward currency contracts in anticipation of changes in currency exchange rates. A forward currency contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. For example, an Underlying Fund might purchase a particular currency or enter into a forward currency contract to preserve the U.S. dollar price of securities it intends to or has contracted to purchase. Alternatively, it might sell a particular currency on either a spot or forward basis to hedge against an anticipated decline in the dollar value of securities it intends to or has contracted to sell. Although this strategy could minimize the risk of loss due to a decline in the value of the hedged currency, it could also limit any potential gain from an increase in the value of the currency.

Swap Contracts

Types of Swaps. Swaps are a specific type of OTC derivative involving privately negotiated agreements with a trading counterparty. An Underlying Fund may use the following (i) long equity swap contracts: where the Underlying Fund pays a fixed rate plus the negative performance, if any, and receives the positive performance, if any, of an index or basket of securities; (ii) short equity swap contacts: where the Underlying Fund receives a fixed rate plus the negative performance, if any, and pays the positive performance of an index or basket of securities; and (iii) contracts for differences: equity swaps that contain both a long and short equity component.

Uses. An Underlying Fund may use swaps for (i) traditional hedging purposes - short equity swap contracts used to hedge against an equity risk already present in the Underlying Fund; (ii) anticipatory purchase hedging purposes - where an Underlying Fund anticipates significant cash purchase transactions and enters into long equity swap contracts to obtain market exposure until such a time where direct investment becomes possible or can be made efficiently; (iii) anticipatory redemption hedging purposes - where an Underlying Fund expects significant demand for redemptions and; (iv) direct investment - where an Underlying Fund purchases (particularly long equity swap contracts) in place of investing directly in securities; and (v) risk management - where an Underlying Fund uses equity swap contracts to adjust the weight of an Underlying Fund to a level the Underlying's Fund's investment advisor feels is the optimal exposure to individual markets, sectors and equities.

Limitations on Use. There is generally no limit on the use of swaps except to the extent such swaps are subject to the liquidity requirements of an Underlying Fund.

Risks Related to Swaps. Swaps may relate to stocks, bonds, interest rates, currencies or currency exchange rates, and related indices. An Underlying Fund can use swaps for many purposes, including hedging and investment gain. An Underlying Fund may also use swaps as a way to efficiently adjust its exposure to various securities, markets, and currencies without having to actually sell current assets and purchase different ones. The use of swaps involves risks different from, or greater than the risks associated with investing directly in securities and other more traditional investments.

Swaps are subject to a number of risks described elsewhere in this section, including management risk, liquidity risk and the credit risk of the counterparty to the swaps contract. Since their value is calculated and derived from the value of other assets instruments or references, there is greater risk that the swap contract will be improperly valued. Valuation, although based on current market pricing data, is typically done by the counterparty to the swap contract. Swaps also involve the risk that changes in the value of the swaps may not correlate perfectly with relevant assets, rates or indices they are designed to hedge or to closely track. Also suitable swaps transactions may not be available in all circumstances and there can be no assurance that an Underlying Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial.

Credit and Counterparty Risk. If the counterparty to the swap contract does not make timely principal interest or settle payments when due, or otherwise fulfill its obligations, an Underlying Fund could lose money on its investment.

Liquidity Risk. Liquidity risk exists when particular investments are difficult to purchase or sell due to a limited market or to legal restrictions, such that an Underlying Fund may be prevented from selling particular securities at the price at which it values them. An Underlying Fund is subject to liquidity risk, particularly with respect to the use of swaps.

Management Risk. As noted above, an Underlying Fund's investment advisor may also fail to use swaps effectively. For example, such investment advisor may choose to hedge or not to hedge at inopportune times. This will adversely affect an Underlying Fund's performance.

Illiquid Securities. Typically, an Underlying Fund may invest up to 15% of its net assets in illiquid securities, including (i) securities for which there is no readily available market; (ii) securities the disposition of which would be subject to legal restrictions (so called "restricted securities"); and (iii) repurchase agreements having more than seven days to maturity. A considerable period of time may elapse between an Underlying Fund's decision to dispose of such securities and the time when the Underlying Fund is able to dispose of them, during which time the value of the securities could decline.

Restricted securities issued pursuant to Rule 144A under the Securities Act of 1933 that have a readily available market usually are not deemed illiquid for purposes of this limitation by Underlying Funds. However, investing in Rule 144A securities could result in increasing the level of an Underlying Fund's illiquidity if qualified institutional buyers become, for a time, uninterested in purchasing these securities.

The Investment Company Act of 1940 provides that an Underlying Fund whose shares are purchased by a Fund is obliged to redeem shares held by the Fund only in an amount up to 1% of the Underlying Fund's outstanding securities during any period of less than 30 days. Thus, shares of an Underlying Fund held by a Fund in excess of 1% of the Underlying Fund's outstanding securities will be considered not readily marketable securities, that together with other such securities, may not exceed 15% of the Fund's net assets. However, because each Fund has elected to reserve the right to pay redemption requests by a distribution of securities from a Fund's portfolio, instead of in cash, these holdings may be treated as liquid. In some cases, an Underlying Fund may make a redemption payment to a Fund by distributing securities from its portfolio instead of cash. Thus it is possible that such Fund could hold securities distributed by an Underlying Fund until such time as the Advisor determines it is appropriate to dispose of such securities. Disposing of such securities could cause a Fund to incur additional costs.

Securities Lending. An Underlying Fund may lend its portfolio securities in order to generate additional income. Securities may be loaned to broker-dealers, major banks or other recognized domestic institutional borrowers of securities. Generally, borrowers must deliver to an Underlying Fund collateral equal in value to at least 100% of the loaned securities at all times during the loan, marked to market daily. During the loan period, the borrower pays the Underlying Fund interest on such securities, and the Underlying Fund may invest the cash collateral and earn additional income. Loans are usually subject to termination at the option of the Underlying Fund or the borrower at any time. Lending portfolio securities involves risk of delay in recovery of the loaned securities and in some cases the loss of rights in the collateral if the borrower fails.

Short Sales. An Underlying Fund may seek to hedge investments or realize additional gains through short sales. In a short sale, the Underlying Fund sells a security it does not own, in anticipation of a decline in the market value of the security. To complete the transaction, an Underlying Fund must borrow the security to make delivery to the buyer. The Underlying Fund is then obligated to replace the security borrowed by purchasing it at the market price at or prior to the time of replacement. The price at such time may be more or less than the price at which the security was sold by an Underlying Fund. An Underlying Fund will incur a loss on a short sale if the price of the security increases between the date of the short sale and the date on which the Underlying Fund replaces the borrowed security. An Underlying Fund will realize a gain if the security declines in price between those dates. The amount of any gain will be decreased, and the amount of any loss increased by the amount of the premium, dividends, interest or expenses the Underlying Fund may be required to pay in connection with the short sale.

Typically an Underlying Fund will segregate liquid assets, which are marked to market daily, equal to the difference between the market value of the securities sold short at the time they were sold short and any assets required to be deposited with the broker in connection with the short sale (not including the proceeds from the short sale).

Depositary Receipts. An Underlying Fund may invest in securities of foreign issuers in the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") or other securities convertible into securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities for which they may be exchanged. The Underlying Funds may also hold American Depository Shares ("ADSs"), which are similar to ADRs. ADRs and ADSs are typically issued by an American bank or trust company and evidence ownership of underlying securities issued by a foreign corporation. EDRs, which are sometimes referred to as Continental Depository Receipts ("CDRs"), are receipts issued in Europe, typically by foreign banks and trust companies that evidence ownership of either foreign or domestic securities. Generally, ADRs in registered form are designed for use in U.S. securities markets. Depositary receipts may be purchased through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary, whereas a depositary may establish an unsponsored facility without participation by the issuer of the depositary security. Holders of unsponsored depositary receipts generally bear all the costs of such facilities and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts of the deposited securities. For purposes of the Fund's investment policies, investments in ADRs, ADSs, EDRs, GDRs and CDRs will be deemed to be investments in the equity securities representing securities of foreign issuers into which they may be converted.

Risks of Investing in Foreign Securities. An Underlying Fund may invest directly in foreign securities. Investments in foreign securities involve certain inherent risks, including the following:

Political and Economic Factors. Foreign economies of certain countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and diversification and balance of payments position. The internal politics of some foreign countries may not be as stable as those of the United States. Governments in some foreign countries also continue to participate to a significant degree, through ownership interest or regulation, in their respective economies. Action by these governments could include restrictions on foreign investment, nationalization, expropriation of goods or imposition of taxes, and could have a significant effect on market prices of securities and payment of interest. The economies of many foreign countries are heavily dependent upon international trade and are affected by the trade policies and economic conditions of their trading partners. If these trading partners enacted protectionist trade legislation, it could have a significant adverse effect upon the securities markets of such countries.

Currency Fluctuations. An Underlying Fund may invest in securities denominated in foreign currencies. A change in the value of any such currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of the Underlying Fund's assets denominated in that currency. Such changes will also affect the Underlying Fund's income. The value of the Underlying Fund's assets may also be affected significantly by currency restrictions and exchange control regulations enacted from time to time.

Euro Conversion. Several European countries adopted a single uniform currency known as the "euro," effective January 1, 1999. The euro conversion, taking place over a several-year period, could have potential adverse effects on an Underlying Fund's ability to value its portfolio holdings in foreign securities, and could increase the costs associated with the Underlying Fund's operations.

Market Characteristics. Many foreign securities in which an Underlying Fund invests will be purchased in over-the-counter markets or on exchanges located in the countries in which the principal offices of the issuers of the various securities are located, if that is the best available market. Foreign exchanges and markets may be more volatile than those in the United States. While growing, they usually have substantially less volume than U.S. markets, and the Underlying Fund's foreign securities may be less liquid and more volatile than U.S. securities. Also, settlement practices for transactions in foreign markets may differ from those in United States markets, and may include delays beyond periods customary in the United States. Foreign security trading practices, including those involving securities settlement where Underlying Fund assets may be released prior to receipt of payment or securities, may expose the Underlying Fund to increased risk in the event of a failed trade or the insolvency of a foreign broker-dealer.

Legal and Regulatory Matters. Certain foreign countries may have less supervision of securities markets, brokers and issuers of securities, and less financial information available to issuers, than is available in the United States.

Taxes. The interest and dividends payable on some of an Underlying Fund's foreign portfolio securities may be subject to foreign withholding taxes, thus reducing the net amount of income available for distribution to Underlying Fund shareholders.

Emerging Markets. Some of the securities in which an Underlying Fund may invest may be located in developing or emerging markets, which entail additional risks, including less social, political and economic stability; smaller securities markets and lower trading volume, which may result in less liquidity and greater price volatility; national policies that may restrict the Underlying Fund's investment opportunities, including restrictions on investments in issuers or industries, or expropriation or confiscation of assets or property; and less developed legal structures governing private or foreign investment.

Corporate Debt Securities. Underlying Funds may invest in debt securities, including debt securities rated below investment grade. Bonds rated below BBB by Standard & Poor's Rating Service ("S&P") or Baa by Moody's Investors Service, Inc. ("Moody's), commonly referred to "junk bonds," typically carry higher coupon rates than investment grade bonds, but also are described as speculative by both S&P and Moody's and may be subject to greater market price fluctuations, less liquidity and greater risk of loss of income or principal including greater possibility of default and bankruptcy of the issuer of such securities than more highly rated bonds. Lower rated bonds also are more likely to be sensitive to adverse economic or company developments and more subject to price fluctuations in response to changes in interest rates. The market for lower-rated debt issues generally is thinner and less active than that for higher quality securities, which may limit the Underlying Fund's ability to sell such securities at fair value in response to changes in the economy or financial markets. During periods of economic downturn or rising interest rates, highly leveraged issuers of lower rated securities may experience financial stress which could adversely affect their ability to make payments of interest and principal and increase the possibility of default.

The payment of principal and interest on most debt securities purchased by a fund will depend upon the ability of the issuers to meet their obligations. An issuer's obligations under its debt securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations. The power or ability of an issuer to meet its obligations for the payment of interest on, and principal of, its debt securities may be materially adversely affected by litigation or other conditions.

Ratings of debt securities represent the rating agencies' opinions regarding their quality, are not a guarantee of quality and may be reduced after an Underlying Fund has acquired the security. Credit ratings attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Also, rating agencies may fail to make timely changes in credit ratings in response to subsequent events, so that an issuer's current financial conditions may be better or worse than the rating indicates. The ratings for corporate debt securities are described in Appendix A.

Short-Term Investments. The Funds and Underlying Funds may invest in any of the following securities and instruments:

Money Market Mutual Funds. The Funds and Underlying Funds may invest in money market mutual funds in connection with their management of daily cash positions or as a temporary defensive measure. Generally, money market funds seek to earn a high rate of income consistent with the preservation of capital and maintenance of liquidity. They primarily invest in high quality money market obligations, including securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities, bank obligations and high-grade corporate instruments. These investments generally mature within 397 days from the date of purchase.

Certificates of Deposit, Bankers' Acceptances and Time Deposits. The Funds and Underlying Funds may acquire certificates of deposit, bankers' acceptances and time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning in effect that the bank unconditionally agrees to pay the face value of the instrument on maturity. Certificates of deposit and bankers' acceptances acquired by the Fund will be dollar-denominated obligations of domestic banks, savings and loan associations or financial institutions which, at the time of purchase, have capital, surplus and undivided profits in excess of $100 million (including assets of both domestic and foreign branches), based on latest published reports, or less than $100 million if the principal amount of such bank obligations are fully insured by the U.S. Government.

In addition to purchasing certificates of deposit and bankers' acceptances, to the extent permitted under its investment objective and policies stated above and in its prospectus, the Funds and Underlying Funds may make interest-bearing time or other interest-bearing deposits in commercial or savings banks. Time deposits are non-negotiable deposits maintained at a banking institution for a specified period of time at a specified interest rate.

Commercial Paper and Short-Term Notes. The Funds and Underlying Funds may invest a portion of its assets in commercial paper and short-term notes. Commercial paper consists of unsecured promissory notes issued by corporations. Issues of commercial paper and short-term notes will normally have maturities of less than nine months and fixed rates of return, although such instruments may have maturities of up to one year.

Commercial paper and short-term notes will consist of issues rated at the time of purchase "A-2" or higher by Standard & Poor's Ratings Group, "Prime-1" or "Prime-2" by Moody's Investors Service, Inc., or similarly rated by another nationally recognized statistical rating organization or, if unrated, will be determined by the Advisor to be of comparable quality. These rating symbols are described in the Appendix.

Repurchase Agreements. The Funds and Underlying Funds may enter into repurchase agreements in order to earn income on available cash, or as a defensive investment in which the purchaser (e.g., a Fund) acquires ownership of a U.S. Government security (which may be of any maturity) and the seller agrees to repurchase the obligation at a future time at a set price, thereby determining the yield during the purchaser's holding period (usually not more than seven days from the date of purchase). Any repurchase transaction in which a Fund or an Underlying Fund engages will require full collateralization of the seller's obligation during the entire term of the repurchase agreement. In the event of a bankruptcy or other default of the seller, a Fund or Underlying Fund could experience both delays in liquidating the underlying security and losses in value. However, each Fund intends to enter into repurchase agreements only with banks with assets of $500 million or more that are insured by the Federal Deposit Insurance Corporation and with the most credit worthy registered securities dealers with all such transactions governed by procedures adopted by the Advisor. The Advisor monitors the creditworthiness of the banks and securities dealers with whom the Funds engage in repurchase transactions.

If the market value of the U.S. Government security subject to the repurchase agreement becomes less than the repurchase price (including interest), the Funds or an Underlying Fund will direct the seller of the U.S. Government security to deliver additional securities so that the market value of all securities subject to the repurchase agreement will equal or exceed the repurchase price. It is possible that a Fund or an Underlying Fund might be unsuccessful in seeking to impose on the seller a contractual obligation to deliver additional securities.

Repurchase agreements involve certain risks, such as default by or insolvency of the other party to the agreement. A Fund or an Underlying Fund's right to liquidate its collateral in the event of a default could involve certain costs, losses or delays. To the extent that proceeds from any sale upon default of the obligation to repurchase are less than the repurchase price, a Fund or an Underlying Fund could suffer a loss.

Temporary Investments
When the Advisor believes market or economic conditions are unfavorable for investors, the Advisor may invest up to 100% of a Fund's net assets in a temporary defensive manner or hold a substantial portion of its net assets in cash, cash equivalents, or other short-term investments. Unfavorable market or economic conditions may include excessive volatility or a prolonged general decline in the securities markets, the underlying fund investments in which a Fund normally invests, or the U.S. economy. Temporary defensive investments generally may include U.S. government securities, certificates of deposit, high-grade commercial paper, repurchase agreements, money market fund shares, and other money market equivalents. The Advisor also may invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity.

Fundamental Investment Restrictions
The following policies and investment restrictions have been adopted by each Fund and (unless otherwise noted) are fundamental and cannot be changed without the affirmative vote of a majority of a Fund's outstanding voting securities as defined in the 1940 Act. These investments restrictions do not impact the Underlying Funds. Each Fund may not:

1. Make loans to others, except to the extent a repurchase agreement is deemed to be a loan.

2. (a) Borrow money, except for temporary or emergency purposes. Any such borrowing will be made only if immediately thereafter there is asset coverage of at least 300% of all borrowings.

   (b) Mortgage, pledge or hypothecate any of its assets except in connection with any such borrowings.

3. Purchase securities on margin, participate on a joint or joint and several basis in any securities trading account, or underwrite securities. (This does not preclude a Fund from obtaining such short-term credit as may be necessary for the clearance of purchases and sales of its portfolio securities).

4. Purchase or sell real estate, commodities or commodity contracts.


5. With respect to the FundX Upgrader Fund and the Flexible Income Fund, invest more than 25% of its total assets in the securities of any specific industry (other than investment companies). The Aggressive Fund and the Conservative Fund may concentrate their investments in any one industry or sector if, as a result, no more than 70% and 50%, respectively, of each Fund's assets will be invested in such industry or sector.


6. Issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit a Fund from (a) making any permitted borrowings, mortgages or pledges, or (b) entering into repurchase transactions.

7. With respect to 75% of its total assets, invest more than 5% of its total assets in securities of a single issuer or hold more than 10% of the voting securities of such issuer. (Does not apply to investment in the securities of the U.S. Government, its agencies or instrumentalities or securities of other investment companies.)

Each Fund observes the following policies, which are not deemed fundamental and which may be changed without shareholder vote. Each Fund may not:

1. Invest in any issuer for purposes of exercising control or management.

2. Invest, in the aggregate, more than 15% of its net assets in securities with legal or contractual restrictions on resale, securities that are not readily marketable and repurchase agreements with more than seven days to maturity.

3. With respect to fundamental investment restriction 2(a) above, the Fund will not purchase portfolio securities while outstanding borrowings exceed 5% of its assets.

Except with respect to borrowing and illiquid securities, if a percentage restriction described in the Prospectus or in this SAI is adhered to at the time of investment, a subsequent increase or decrease in a percentage resulting from a change in the values of assets will not constitute a violation of that restriction.


                        DISTRIBUTIONS AND TAX INFORMATION
Distributions
The Funds will make distributions of dividends and capital gains, if any, at least annually, typically in December. Each Fund may make another distribution of any additional undistributed capital gains earned during the 12-month period ended October 31 by December 31 of each year. Each distribution by a Fund is accompanied by a brief explanation of the form and character of the distribution. In January of each year each Fund will issue to each shareholder a statement of the federal income tax status of all distributions.

Tax Information
Each series of the Trust is treated as a separate entity for federal income tax purposes. Each Fund intends to qualify and elect to be treated as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986 (the "Code"). It is each Fund's policy to distribute to its shareholders all of its investment company taxable income and any net realized capital gains for each fiscal year in a manner that complies with the distribution requirements of the Code, so that the Fund will not be subject to any federal income tax or excise taxes based on net income. To avoid the excise tax, each Fund must also distribute (or be deemed to have distributed) by December 31 of each calendar year (i) at least 98% of its ordinary income for such year, (ii) at least 98% of the excess of its realized capital gains over its realized capital losses for the one-year period ending on October 31 during such year and (iii) any amounts from the prior calendar year that were not distributed and on which the Fund paid no federal excise tax.

Each Fund's ordinary income generally consists of interest and dividend income, less expenses. Net realized capital gains for a fiscal period are computed by taking into account any capital loss carry-forward of a Fund.

Distributions of net investment income and net short-term capital gains are taxable to shareholders as ordinary income. In the case of corporate shareholders, a portion of the distributions may qualify for the inter-corporate dividends-received deduction to the extent a Fund designates the amount distributed as a qualifying dividend. This designated amount cannot, however, exceed the aggregate amount of qualifying dividends received by a Fund for its taxable year. The deduction, if any, may be reduced or eliminated if Fund shares held by a corporate investor are treated as debt-financed or are held for fewer than 46 days.

Any long-term capital gain distributions are taxable to shareholders as long-term capital gains regardless of the length of time they have held their shares. Capital gains distributions are not eligible for the dividends-received deduction referred to in the previous paragraph. Distributions of any ordinary income and net realized capital gains will be taxable as described above, whether received in shares or in cash. Shareholders who choose to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of a share on the reinvestment date. Distributions are generally taxable when received. However, distributions declared in October, November or December to shareholders of record on a date in such a month and paid the following January are taxable as if received on December 31. Distributions are includable in alternative minimum taxable income in computing a shareholder's liability for the alternative minimum tax.

Under the Code, each Fund will be required to report to the Internal Revenue Service all distributions of ordinary income and capital gains as well as gross proceeds from the redemption of Fund shares, except in the case of exempt shareholders, which includes most corporations. Pursuant to the backup withholding provisions of the Code, distributions of any taxable income and capital gains and proceeds from the redemption of Fund shares may be subject to withholding of federal income tax in the case of non-exempt shareholders who fail to furnish a Fund with their taxpayer identification numbers and with required certifications regarding their status under the federal income tax law. If the backup withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld. Corporate and other exempt shareholders should provide a Fund with their taxpayer identification numbers or certify their exempt status in order to avoid possible erroneous application of backup withholding. Each Fund reserves the right to refuse to open an account for any person failing to certify the person's taxpayer identification number.

Each Fund will not be subject to corporate income tax in the Commonwealth of Massachusetts as long as its qualifies as a regulated investment company for federal income tax purposes. Distributions and the transactions referred to in the preceding paragraphs may be subject to state and local income taxes, and the tax treatment thereof may differ from the federal income tax treatment.

The foregoing discussion of U.S. federal income tax law relates solely to the application of that law to U.S. citizens or residents and U.S. domestic corporations, partnerships, trusts and estates. Each shareholder who is not a U.S. person should consider the U.S. and foreign tax consequences of ownership of shares of a Fund, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 30 percent (or at a lower rate under an applicable income tax treaty) on amounts constituting ordinary income. In addition, the foregoing discussion of tax law is based on existing provisions of the Code, existing and proposed regulations thereunder, and current administrative rulings and court decisions, all of which are subject to change. Any such charges could affect the validity of this discussion. The discussion also represents only a general summary of tax law and practice currently applicable to a Fund and certain shareholders therein, and, as such, is subject to change. In particular, the consequences of an investment in shares of a Fund under the laws of any state, local or foreign taxing jurisdictions are not discussed herein. Each prospective investor should consult his or her own tax advisor to determine the application of the tax law and practice in his or her own particular circumstances.


                         TRUSTEES AND EXECUTIVE OFFICERS

The overall management of the business and affairs of the Trust is vested with its Board of Trustees (the "Board"). The Board approves all significant agreements between the Trust and persons or companies furnishing services to it, including the agreements with the Advisor, Administrator, Custodian and Transfer Agent. The day to day operations of the Trust are delegated to its officers, subject to the Funds' investment objectives, strategies, and policies and to general supervision by the Board.

The Trustees and officers of the Trust, their birth dates and positions with the Trust, term of office with the Trust and length of time served, their business addresses and principal occupations during the past five years and other directorships held are listed in the table below. Unless noted otherwise, each person has held the position listed for a minimum of five years.



---------------------- -------------- --------------------- --------------------------------- --------------------
                                                                                                 Other
  Name, Address        Position with   Term of Office and    Principal Occupation During       Directorships
     and Age            the Trust     Length of Time Served      Past Five Years                  Held
---------------------- -------------- --------------------- --------------------------------- --------------------
Independent Trustees of the Trust
------------------------------------- -----------------------------------------------------------------------------
Dorothy A. Berry*      Chairman and   Indefinite Term       Consultant, Talon Industries        None.
  (born 1943)          Trustee        since May 1991.       (administrative, management and
2020 E. Financial Way,                                      business consulting); formerly
Suite 100                                                   Chief Operating Officer,
Glendora, CA 91741                                          Integrated Asset Management
                                                            (investment advisor and manager)
                                                            and formerly President, Value
                                                            Line, Inc. (investment advisory
                                                            and financial publishing firm)
---------------------- -------------- --------------------- --------------------------------- --------------------
Wallace L. Cook*        Trustee       Indefinite Term       Retired. Formerly Senior Vice      None.
  (born 1939)                         since May 1991.       President, Rockefeller Trust Co.;
2020 E. Financial Way,                                      Financial Counselor, Rockefeller
Suite 100                                                   & Co.
Glendora, CA 91741
---------------------- -------------- --------------------- --------------------------------- --------------------
Carl A. Froebel*       Trustee        Indefinite Term       Private Investor.  Formerly        None.
  (born 1938)                         since May 1991.       Managing Director, Premier
2020 E. Financial Way,                                      Solutions, Ltd.  Formerly
Suite 100                                                   President and Founder, National
Glendora, CA 91741                                          Investor Data Services, Inc.
                                                            (investment related computer
                                                            software).
---------------------- -------------- --------------------- --------------------------------- --------------------
Rowley W.P. Redington* Trustee        Indefinite Term       President; Intertech Computer      None.
  (born 1944)                         since May 1991.       Services Corp. (computer services
2020 E. Financial Way,                                      and consulting); formerly Vice
Suite 100                                                   President, PRS of New Jersey,
Glendora, CA 91741                                          Inc. (management consulting), and
                                                            Chief Executive Officer, Rowley
                                                            Associates (consultants).
---------------------- -------------- --------------------- --------------------------------- --------------------
Ashley T. Rabun*       Trustee        Indefinite Term       Founder and Chief Executive       Trustee, Trust for
  (born 1952)                         since May 2002.       Officer, InvestorReach, Inc.      Investment Managers,
Suite 100                                                   (financial services marketing     E*TRADE Funds.
2020 E. Financial Way                                       and distribution consulting).
Glendora, CA 91741
--------------------------------------------------------------------------------------------- --------------------
Interested Trustee of the Trust
---------------------- -------------- --------------------- --------------------------------- --------------------
Steven J. Paggioli**   Trustee        Indefinite Term       Consultant, U.S. Bancorp Fund     Trustee, Managers
  (born 1950)                         since May 1991.       Services, LLC since July, 2001;   Funds.
2020 E. Financial Way                                       formerly, Executive Vice
Suite 100                                                   President, Investment Company
Glendora, CA 91741                                          Administration, LLC ("ICA")
                                                            (mutual fund administrator and
                                                            the Fund's former administrator).
---------------------- -------------- --------------------- --------------------------------- --------------------
Officers of the Trust
---------------------- -------------- --------------------- --------------------------------- --------------------
Steven J. Paggioli     President      Indefinite Term       See Above.                         See Above.
  (see above)          (Interested    since May 1991.
                       Trustee - see
                       above.)
---------------------- -------------- --------------------- --------------------------------- --------------------
Robert M. Slotky       Treasurer      Indefinite Term       Vice President, U.S. Bancorp Fund  None.
  (born 1947)                         since May 1991.       Services, LLC since July, 2001;
2020 E. Financial Way,                                      formerly, Senior Vice President,
Suite 100                                                   ICA (May 1997-July 2001); former
Glendora, CA 91741                                          instructor of accounting at
                                                            California State
                                                            University-Northridge (1997)
---------------------- -------------- --------------------- --------------------------------- --------------------
Chad E. Fickett        Secretary      Indefinite Term       Compliance Administrator, U.S.     None.
  (born 1973)                         since March 2002.     Bancorp Fund Services, LLC since
615 East Michigan St.                                       July, 2000.
Milwaukee, WI 53202
---------------------- -------------- --------------------- --------------------------------- --------------------

*Denotes those Trustees of the Trust who are not "interested persons" of the Trust as defined under the 1940 Act.

**Denotes Trustee who is an "interested person" of the Trust under the 1940 Act. Mr. Paggioli is an interested person of the Trust by virtue of his position as President of the Trust. He is also a consultant with U.S. Bancorp Fund Services, LLC, the administrator for the Fund. U.S. Bancorp Fund Services, LLC is an affiliate of Quasar Distributors, LLC, the Fund's distributor.

Compensation
Set forth below is the rate of compensation received by the Trustees. Each Disinterested Trustee receives an annual retainer of $10,000 and a fee of $2,500 for each regularly scheduled meeting. These Trustees also receive a fee of $1,000 for any special meeting attended. The Chairman of the Board of Trustees receives an additional annual retainer of $5,000. Disinterested trustees are also reimbursed for expenses in connection with each Board meeting attended. This amount is allocated among each of the Trust's portfolios. The Trust has no pension or retirement plan. No other entity affiliated with the Trust pays any compensation to the Trustees.


                                    Aggregate       Pension or Retirement  Estimated Annual  Total Compensation from
                                   Compensation      Benefits Accrued as    Benefits Upon       the Funds and Fund
        Name of Person/Position    From the Fund(1) Part of Fund Expenses     Retirement     Complex(2) Paid to Trustees
-------------------------------- ---------------- ---------------------- ----------------- ---------------------------
Dorothy A. Berry, Trustee            $25,000                None                None                $25,000
-------------------------------- ---------------- ---------------------- ----------------- ---------------------------
Wallace L. Cook, Trustee             $20,000                None                None                $20,000
-------------------------------- ---------------- ---------------------- ----------------- ---------------------------
Carl A. Froebel, Trustee             $20,000                None                None                $20,000
-------------------------------- ---------------- ---------------------- ----------------- ---------------------------
Rowley W.P. Redington, Trustee       $20,000                None                None                $20,000
-------------------------------- ---------------- ---------------------- ----------------- ---------------------------
Ashley T. Rabun, Trustee             $20,000                None                None                $20,000

----------------------------------------
1 These figures represent payments from the entire Trust and are estimates for the current fiscal period ended October 31, 2002. Trustees fees and expenses are allocated among the Funds and the other portfolios comprising the Trust.
2 Total compensation figures represent estimated payments from the entire Trust, which is comprised of numerous portfolios. When available, the figures shown above will indicate the compensation allocated to each Fund and the Fund Complex, which includes only the Funds.

Trust Committees
The Trust has two standing committees: the Audit Committee and the Valuation Committee. The Audit Committee is comprised of all of the Trustees who are not "interested persons" as defined under the 1940 Act ("Independent Trustees"). It does not include interested Trustees of the Trust. The Audit Committee typically meets once per year with respect to the various series of the Trust, and may meet more frequently. As the Funds are new, the Audit Committee has not yet met with respect to the Funds. The function of the Audit Committee, with respect to each series of the Trust, is to review the scope and results of the audit and any matters bearing on the audit or a Fund's financial statements and to ensure the integrity of a Fund's pricing and financial reporting.

The Valuation Committee is comprised of one or more Independent Trustees and the Trust's Treasurer. The function of the Valuation Committee is to value securities held by any series of the Trust for which current and reliable market quotations are not readily available. Such securities are valued at their respective fair values as determined in good faith by the Valuation Committee and the actions of the Valuation Committee are subsequently reviewed and ratified by the Board of Trustees. As the Funds are new, the Valuation Committee has not yet met with respect to the Funds.

Control Persons, Principal Shareholders, and Management Ownership
A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding shares of a Fund. A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of a company or acknowledges the existence of control. For each Fund except the FundX Upgrader Fund, as of the Funds' commencement of operations, DAL Investment Company, LLC, the Funds' investment advisor, owned 100% of each Fund for organizational purposes. As of May 31, 2002, the following shareholders were considered to be either a control person or principal shareholder of the FundX Upgrader Fund:

---------------------------------- ------------------- -----------------------
Name and Address                          % Ownership        Type of Ownership
---------------------------------- ------------------- -----------------------
Charles Schwab & Company, Inc.
Reinvest Account
101 Montgomery St.                           50.05%               Record
San Francisco, CA 94104-4122

National Investors Services Corp.
55 Water St., 32nd Floor                     14.69%               Record
New York, NY 10041-3299
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The  Trustees  and  Officers of the Trust as a group did not own more than 1% of the outstanding shares of the FundX Upgrader Fund. Furthermore, neither the Trustees who are "not interested" persons of the Funds, as that term is defined in the 1940 Act, nor members of their immediately family, own securities beneficially or of record in the Advisor, the Distributor or an affiliate of the
Advisor  or  Distributor.   Accordingly,  neither  the  Trustees  who  are  "not
interested" persons of the Funds nor members of their immediate family, have direct or indirect interest, the value of which exceeds $60,000, in the Adviser, the Distributor or any of their affiliates. In addition, during the most recently completed calendar year, neither the Independent Trustees nor members of their immediate families have conducted any transactions (or series of transactions) in which the amount involved exceeds $60,000 and to which the Advisor, the Distributor or any affiliate thereof was a party.

                          THE FUNDS' INVESTMENT ADVISOR

As stated in the Prospectus, investment advisory services are provided to the Funds by DAL Investment Company, LLC, 235 Montgomery Street, Suite 1049, San Francisco, California 94104, the Advisor, pursuant to an Investment Advisory Agreement. (the "Advisory Agreement"). As compensation, the FundX Upgrader Fund, the Aggressive Fund and the Conservative Fund each pay the Advisor a monthly management fee (accrued daily) based upon the average daily net assets of the Fund at the annual rate of 1.00%. The Flexible Income Fund pays the Advisor a monthly management fee (accrued daily) based upon the average daily net assets of the Fund at the annual rate of 0.70%.

The Advisory Agreement continues in effect for successive annual periods so long as such continuation is approved at least annually by the vote of (1) the Board of Trustees of the Trust (or a majority of the outstanding shares of the applicable Fund, and (2) a majority of the Trustees who are not interested persons of any party to the Advisory Agreement, in each case cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement may be terminated at any time, without penalty, by either party to the Advisory Agreement upon sixty days' written notice and is automatically terminated in the event of its "assignment," as defined in the 1940 Act. The Advisory Agreement provides that the Advisor under such agreement shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of portfolio transactions for the Funds, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties thereunder.

In granting approval of the Agreement, the Board of Trustees, including the Independent Trustees, took into consideration, among other things: (a) the nature and quality of the services provided by the Advisor to the Funds; (b) the appropriateness of the fees paid by the Funds to the Advisor; (c) the level of Fund expenses; (d) the reasonableness of the potential profitability of the Advisory Agreement to the Advisor; and (e) the nature of the Funds' investments. After reviewing various information, the Board of Trustees, including the Independent Trustees, concluded that the terms of the Advisory Agreement were fair and reasonable based on various factors, including that the Advisor has sufficient qualified personnel and adequate internal controls to manage the assets of the Funds and is capable to offer its services to the Funds, the fees paid by the Funds to the Advisor are reasonable and consistent with advisory and other fees paid by other investment companies in relevant peer groups of similar objectives and the Advisor's brokerage practices were reasonable efficient.

The Advisor has also entered into an Operating Expenses Limitation Agreement in which it has agreed to keep the Funds' expenses to a certain minimum (as described in the Fee Table for the Funds). Under the expense limitation agreement, the Advisor may be reimbursed for fees reduced or expenses paid during a Fund's prior three fiscal years. Any such reimbursement will be reviewed by the Trustees. Each Fund must pay its current ordinary operating expenses before the Advisor is entitled to any reimbursement of fees and/or expenses.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

In connection with its duties to arrange for the purchase and sale of portfolio securities, the Advisor may use broker-dealers who will, in the Advisor's judgment, implement a Fund's policy to achieve best execution at the best available price. Consistent with the rules of the National Association of Securities Dealers, Inc., the Advisor will allocate transactions to such broker-dealers only when it reasonably believes that the commissions and transaction quality is comparable to that available from other qualified broker-dealers, subject to seeking the best available price and execution available and such other policies as the Board of Trustees may determine.

When allocating transactions to broker-dealers, the Advisor is authorized to consider, in determining whether a particular broker-dealer will provide best execution, the broker-dealer's reliability, integrity, financial condition and risk in positioning the securities involved, as well as the difficulty of the transaction in question, and thus need not pay the lowest spread or commission available if the manager determines in good faith that the amount of commission is reasonable in relation to the value of the brokerage and research services provided by the broker-dealer, viewed either in terms of the particular transaction or the Advisor's overall responsibilities as to the accounts as to which it exercises investment discretion. If, on the foregoing basis, the transaction in question could be allocated to two or more broker-dealers, the Advisor is authorized in making such allocation, to consider, (a) whether a broker-dealer has provided research services, as further discussed below; and
(b) whether a broker-dealer has sold Fund shares or the shares of any other investment company or companies having the Advisor as its adviser or having the same administrator or principal underwriter as the Funds. Such research may be in written form or through direct contact with individuals and may include quotations on portfolio securities and information on particular issuers and industries, as well as on market, economic or institutional activities, and may also include comparison of the performance of the Funds to the performance of various indices and investments for which reliable performance data is available and similar information prepared by recognized mutual fund statistical services. The Funds recognize that no dollar value can be placed on such research services or on execution services, that such research services may or may not be useful to the Funds or other accounts of the Advisor, and that such research received by such other accounts may or may not be useful to the Funds. The Advisor will cause the Fund to deal directly with the selling or purchasing principal or market maker without incurring brokerage commissions unless the Advisor determines that a better price or execution may be obtained by paying such commissions.

Under the 1940 Act, a Fund may not purchase portfolio securities from any underwriting syndicate of which the Distributor, as principal, is a member except under certain limited circumstances set forth in Rule 10f-3 thereunder. These conditions relate, among other things, to the reasonableness of the broker-dealer spread, the amount of securities that may be purchased from any one issuer, and the amount of a Fund's assets that may be invested in a particular issue. The rule also requires that any purchase made subject to its provisions be reviewed at least quarterly by the Board of Trustees, including a majority of the Trustees who are not interested persons of the Trust as defined by the 1940 Act.

The Board of Trustees will review quarterly the Advisor's performance of its responsibilities in connection with the placement of portfolio transactions with broker-dealers, if any, on behalf of the Funds. Such review is conducted for the purpose of determining if the markups and commissions, if any, paid by a Fund are reasonable in relation to the benefits received by the Fund taking into account the competitive practices in the industry.

                             THE FUNDS' DISTRIBUTOR

The Trust has entered into a Distribution Agreement (the "Distribution Agreement") with Quasar Distributors, LLC, 615 E. Michigan Street, Milwaukee, WI 53202 (the "Distributor"), pursuant to which the Distributor acts as the Funds' distributor, provides certain administration services and promotes and arranges for the sale of the Funds' shares. The Distributor is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the NASD. The offering of the Funds' shares is continuous.

After its initial two year term, the Distribution Agreement between the Funds and the Distributor continues in effect for periods not exceeding one year if approved at least annually by (i) the Board of Trustees or the vote of a majority of the outstanding shares of the applicable Fund (as defined in the 1940 Act) and (ii) a majority of the Trustees who are not interested persons of any such party, in each case cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement may be terminated without penalty by the parties thereto upon sixty days' written notice, and is automatically terminated in the event of its assignment as defined in the 1940 Act. The Distribution Agreement also provides that neither the Distributor nor its personnel shall be liable for any act or omission in the course of, or connected with, rendering services under the Distribution Agreement, except for willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties.

                                SERVICE PROVIDERS

The Trust entered into a series of agreements whereby certain parties will provide various services to the Fund.

U.S. Bancorp Fund Services, LLC ("USBFS") will provide accounting and administrative services and shareholder servicing to the Funds as transfer agent and dividend disbursing agent. USBFS's address is 615 East Michigan Street, Milwaukee, Wisconsin 53202. The services to be provided under the Transfer Agent Servicing Agreement include processing purchase and redemption transactions, establishing and maintaining shareholder accounts and records, disbursing dividends declared by the Fund, day-to-day administration of matters related to the corporate existence of the Fund (other than rendering investment advice), maintenance of its records and preparation, mailing and filing of reports, assistance in monitoring the total number of Shares sold in each State for "Blue Sky" purposes and assistance in the preparation of the Funds' registration statement under federal and state securities laws.

U.S. Bank, National Association, an affiliate of USBFS, is the custodian of the assets of the Funds (the "Custodian") pursuant to a custody agreement between the Custodian and the Trust ("Custody Agreement"), whereby the Custodian provides for fees on a transactional basis plus out-of-pocket expenses. The Custodian's address is 425 Walnut Street, Cincinnati, Ohio 45202.

Pursuant to a Fund Administration Servicing Agreement and a Fund Accounting Servicing Agreement, each between USBFS and the Trust on behalf of the Funds, USBFS also performs certain administrative, accounting and tax reporting functions for the Funds, including preparation and filing federal and state tax returns, preparing and filing securities registration compliance filings with various states compiling data for and preparing notices to the Commission, preparing financial statements for the Annual and Semi-Annual Reports to the Commission and current investors, monitoring the Funds' expense accruals and performing securities valuations and, from time to time, monitoring the Funds' compliance with the Funds' investment objective and restrictions. Pursuant to the Fund Administration Servicing Agreement, USBFS is entitled to receive from the FundX Upgrader Fund a fee, computed daily and payable monthly, based on the Fund's average net assets at a minimum annual rate of $36,000. For the other Funds, USBFS is entitled to receive from each Fund a fee, computed daily and payable monthly, based on each Fund's average net assets at a minimum annual rate of $30,000. The Distributor, USBFS and the Custodian are affiliated entities under the common control of U.S. Bancorp.

Paul, Hastings, Janofsky & Walker LLP, 55 Second Street, 24th Floor, San Francisco, California 94105-3441 serves as legal counsel to the Funds. Tait, Weller & Baker, Eight Penn Center Plaza, Philadelphia, PA 19103, are the independent auditors for the Funds.

                               PORTFOLIO TURNOVER

Although the Funds generally will not invest for short-term trading purposes, portfolio securities may be sold without regard to the length of time they have been held when, in the opinion of the Advisor, investment considerations warrant such action. Portfolio turnover rate is calculated by dividing (1) the lesser of purchases or sales of portfolio securities for the fiscal year by (2) the monthly average of the value of portfolio securities owned during the fiscal year. A 100% turnover rate would occur if all the securities in a Fund's portfolio, with the exception of securities whose maturities at the time of acquisition were one year or less, were sold and either repurchased or replaced within one year. A high rate of portfolio turnover (100% or more) may result in a greater number of transactions, which may result in the realization of capital gains and higher transactions costs. In addition, high portfolio turnover rates could have a negative impact on Fund performance in general.

                                 CODE OF ETHICS

The Trust, the Advisor and the Distributor have each adopted Codes of Ethics (the "Codes") that govern the conduct of employees of the Trust, the Advisor and the Distributor who may have access to information about the Funds' securities transactions. The Codes recognize that such persons owe a fiduciary duty to the Fund's shareholders and must place the interests of shareholders ahead of their own interests. Among other things, the Codes require, under certain circumstances, pre-clearance of certain personal securities transactions; certain blackout periods for personal trading of securities which may be considered for purchase or sale by the Funds or other Advisory clients; annual and quarterly reporting of personal securities holdings; and limitations on personal trading of initial public offerings. Violations of the Codes are subject to review by the Trustees and could result in severe penalties.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

The information provided below supplements the information contained in the Funds' Prospectus regarding the purchase and redemption of Fund shares.

How to Buy Shares. The public offering price of Fund shares is the net asset value. Each Fund receives the entire purchase price. Shares are purchased at the public offering price next determined after the Transfer Agent receives your order in proper form. In most cases, in order to receive that day's public offering price, the Transfer Agent must receive your order in proper form before the close of regular trading on the New York Stock Exchange ("NYSE"), normally 4:00 p.m., Eastern time on any day in which it will be open for trading. The NYSE annually announces the days on which it will not be open for trading. The most recent announcement indicates that it will not be open on the following days: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. However, the NYSE may close on days not included in that announcement.

The Trust reserves the right in its sole discretion (i) to suspend the continued offering of the Funds' shares, (ii) to reject purchase orders in whole or in part when in the judgment of the Advisor or the Distributor such rejection is in the best interest of a Fund, and (iii) to reduce or waive the minimum for initial and subsequent investments for certain fiduciary accounts or under circumstances where certain economies can be achieved in sales of the Funds' shares.

How to Sell Shares. You can sell your Fund shares any day the NYSE is open for regular trading. The Funds may require documentation for the sale of shares by a corporation, partnership, agent or fiduciary, or a surviving joint owner. Contact the Transfer Agent for details.

Delivery of redemption proceeds. Payments to shareholders for shares of the Funds redeemed directly from a Fund will be made as promptly as possible but no later than seven days after receipt by the Funds' Transfer Agent of the written request in proper form, with the appropriate documentation as stated in the Prospectus, except that the Funds may suspend the right of redemption or postpone the date of payment during any period when (a) trading on the NYSE is restricted as determined by the SEC or the NYSE is closed for other than weekends and holidays; (b) an emergency exists as determined by the SEC making disposal of portfolio securities or valuation of net assets of a Fund not reasonably practicable; or (c) for such other period as the SEC may permit for the protection of the Funds' shareholders. Under unusual circumstances, the Funds may suspend redemptions, or postpone payment for more than seven days, but only as authorized by SEC rules.

The value of shares on redemption or repurchase may be more or less than your cost, depending upon the market value of a Fund's portfolio securities at the time of redemption or repurchase.

Telephone redemptions. Shareholders must have selected telephone transactions privileges on the Account Application when opening a Fund account. Upon receipt of any instructions or inquiries by telephone from a shareholder or, if held in a joint account, from either party, or from any person claiming to be the shareholder, a Fund or its agent is authorized, without notifying the shareholder or joint account parties, to carry out the instructions or to respond to the inquiries, consistent with the service options chosen by the shareholder or joint shareholders in his or their latest Account Application or other written request for services, including purchasing or redeeming shares of a Fund and depositing and withdrawing monies from the bank account specified in the Bank Account Registration section of the shareholder's latest Account Application or as otherwise properly specified to a Fund in writing.

The Transfer Agent will employ these and other reasonable procedures to confirm that instructions communicated by telephone are genuine; if it fails to employ reasonable procedures, the Funds and the Transfer Agent may be liable for any losses due to unauthorized or fraudulent instructions. If these procedures are followed, an investor agrees, however, that to the extent permitted by applicable law, neither the Funds nor their agents will be liable for any loss, liability, cost or expense arising out of any redemption request, including any fraudulent or unauthorized request. For information, consult the Transfer Agent.

During periods of unusual market changes and shareholder activity, you may experience delays in contacting the Transfer Agent by telephone. In this event, you may wish to submit a written redemption request, as described in the Prospectus. The Telephone Redemption Privilege may be modified or terminated without notice.

Redemptions-in-kind. The Trust has filed an election under SEC Rule 18f-1 committing to pay in cash all redemptions by a shareholder of record up to amounts specified by the rule (in excess of the lesser of (i) $250,000 or (ii) 1% of a Fund's assets). Each Fund has reserved the right to pay the redemption price of its shares in excess of the amounts specified by the rule, either totally or partially, by a distribution in kind of portfolio securities (instead of cash). The securities so distributed would be valued at the same amount as that assigned to them in calculating the net asset value for the shares being sold. If a shareholder receives a distribution in kind, the shareholder could incur brokerage or other charges in converting the securities to cash and would bear any market risks associated with such securities until they are converted into cash.

Automatic Investment Plan. As discussed in the Prospectus, the Funds provide an Automatic Investment Plan for the convenience of investors who wish to purchase shares of a Fund on a regular basis. All record keeping and custodial costs of the Automatic Investment Plan are paid by the Funds. The market value of a Fund's shares is subject to fluctuation, so before undertaking any plan for systematic investment, the investor should keep in mind that this plan does not assure a profit nor protect against depreciation in declining markets.

                          DETERMINATION OF SHARE PRICE

Shares of the Funds are sold on a continual basis at the net asset value (NAV) per share next computed following acceptance of an order by a Fund. A Fund's NAV per share for the purpose of pricing purchase and redemption orders is determined at the close of normal trading (currently 4:00 p.m. Eastern Time) on each day the New York Stock Exchange ("NYSE") is open for trading. The NYSE is closed on the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Funds do not expect to determine the NAV of their shares on any day when the NYSE is not open for trading even if there is sufficient trading in its portfolio securities on such days to materially affect the NAV per share. However, the NAV of a Fund's shares may be determined on days the NYSE is closed or at times other than 4:00 p.m. if the Board of Trustees decides it is necessary.

The NAV per share is computed by dividing the value of the securities held by a Fund plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of shares in a Fund outstanding at such time.

Generally, a Fund's investments are valued at market value or, in the absence of a market value, at fair value as determined in good faith by the Advisor and the Trust's Valuation Committee pursuant to procedures approved by or under the direction of the Board.

Short-term debt obligations with remaining maturities in excess of 60 days are valued at current market prices, as discussed above. Short-term securities with 60 days or less remaining to maturity are, unless conditions indicate otherwise, amortized to maturity based on their cost to a Fund if acquired within 60 days of maturity or, if already held by a Fund on the 60th day, based on the value determined on the 61st day. All other assets of a Fund are valued in such manner as the Board in good faith deems appropriate to reflect their fair value.

                         CALCULATION OF PERFORMANCE DATA

From time to time, the Funds may state their total return in advertisements and investor communications. Total return may be stated for any relevant period as specified in the advertisement or communication. Any statements of total return will be accompanied by information on a Fund's average annual compounded rate of return for the most recent one, five and ten year periods, or shorter periods from inception, through the most recent calendar quarter. The Funds may also advertise aggregate and average total return information over different periods of time.

A Fund's total return may be compared to relevant indices, including Standard & Poor's 500 Composite Stock Index and indices published by Lipper, Inc. From time to time, evaluations of a Fund's performance by independent sources may also be used in advertisements and in information furnished to present or prospective investors in the Funds.

Investors should note that the investment results of the Funds will fluctuate over time, and any presentation of a Fund's total return for any period should not be considered as a representation of what an investment may earn or what an investor's total return may be in any future period.

Performance data of the Funds quoted in advertising and other promotional materials represents past performance and is not intended to predict or guarantee future results. The return and principal value of an investment in a Fund will fluctuate, and an investor's redemption proceeds may be more or less than the original investment amount. In advertising and promotional materials the Funds may compare their performance with data published by Lipper, Inc. or CDA Investment Technologies, Inc. ("CDA"). The Funds also may refer in such materials to mutual fund performance rankings and other data, such as comparative asset, expense and fee levels, published by Lipper or CDA. Advertising and promotional materials also may refer to discussions of the Funds and comparative mutual fund data and ratings reported in independent periodicals including, but not limited to, The Wall Street Journal, Money Magazine, Forbes, Business Week, Financial World and Barron's.

Average Annual Total Return
Average annual total return reflects the hypothetical annually compounded return that would have produced the same cumulative total return if a Fund's performance had been constant over the entire period, and is computed according to the following formulas:

                                  P(1+T)n = ERV

        Where:        P  =  a hypothetical initial payment of $1,000.
                      T  =  average annual total return.
                      n  =  number of years in the base period.
                      ERV = ending redeemable value of the hypothetical $1,000 payment made at the beginning of the base period (reduced by the maximum sales charge) assuming reinvestment of all dividends and distributions.

                                 P(1+T)n = ATVD

        Where:        P  =  a hypothetical initial payment of $1,000.
                      T  =  average annual total return.
                      n  =  number of years in the base period.
                      ATVD = ending value of the hypothetical $1,000 payment made at the beginning of the base period at the end of the base period, after taxes on Fund distributions but not after taxes on redemptions.

                                 P(1+T)n  =  ATVDR

        Where:        P  =  a hypothetical initial payment of $1,000.
                      T  =  average annual total return.
                      n  =  number of years in the base period.
                      ATVDR = ending value of the hypothetical $1,000 payment made at the beginning of the base period at the end of the base period, after taxes on Fund distributions and redemptions.

All performance figures are based on historical results and are not intended to indicate future performance.

                               GENERAL INFORMATION

The Trust was organized as a Massachusetts business trust on February 17, 1987. The Agreement and Declaration of Trust permits the Board of Trustees to issue an limited number of full and fractional shares of beneficial interest, without par value, which may be issued in any number of series. The Board of Trustees may from time to time issue other series, the assets and liabilities of which will be separate and distinct from any other series.

Shares issued by the Funds have no preemptive, conversion, or subscription rights. Shareholders have equal and exclusive rights as to dividends and distributions as declared by a Fund and to the net assets of a Fund upon liquidation or dissolution. Each Fund, as a separate series of the Trust, votes separately on matters affecting only a Fund (e.g., approval of the Advisory Agreement); all series of the Trust vote as a single class on matters affecting all series jointly or the Trust as a whole (e.g., election or removal of Trustees). Voting rights are not cumulative, so that the holders of more than 50% of the shares voting in any election of Trustees can, if they so choose, elect all of the Trustees. While the Trust is not required and does not intend to hold annual meetings of shareholders, such meetings may be called by the Trustees in their discretion, or upon demand by the holders of 10% or more of the outstanding shares of the Trust, for the purpose of electing or removing Trustees.

The shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable as partners for its obligations. However, the Trust's Agreement and Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust. The Agreement and Declaration of Trust also provides for indemnification and reimbursement of expenses out of a Fund's assets for any shareholder held personally liable for obligations of a Fund or Trust. The Agreement and Declaration of Trust provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of a Fund or Trust and satisfy any judgment thereon. All such rights are limited to the assets of a Fund. The Agreement and Declaration of Trust further provides that the Trust may maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Trust, its shareholders, trustees, officers, employees and agents to cover possible tort and other liabilities. Furthermore, the activities of the Trust as an investment company would not likely give rise to liabilities in excess of the Trust's total assets. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance exists and a Fund itself is unable to meet its obligations.

                              FINANCIAL STATEMENTS


The Semi-Annual Report for the FundX Upgrader Fund for the period ended April 30, 2002 is a separate document supplied with this SAI and the financial statements and accompanying notes appearing therein are incorporated by reference in this SAI. As the Aggressive Fund, the Conservative Fund and the Flexible Income Fund have recently commenced operations, there are no financial statements available at this time. Financial statements certified by independent public accountants will be submitted to shareholders at least annually once they become available.



                                   APPENDIX A
                             CORPORATE BOND RATINGS

     Moody's Investors Service, Inc.

     Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations or protective elements may be of greater amplitude or there may be other elements present which make long-term risks appear somewhat larger than in Aaa securities.

     A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa: Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospectus of ever attaining any real investment standing.

     Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modified 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Standard & Poor's Ratings Group

     AAA: Bonds rated AAA are highest grade debt obligations. This rating indicates an extremely strong capacity to pay principal and interest.

     AA: Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

     A: Bonds rated A have a strong capacity to pay principal and interest, although they are more susceptible to the adverse effects of changes in circumstances and economic conditions.

     BBB: Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

     BB, B, CCC, CC, C: Bonds rated BB, B, CCC, CC and C are regarded on balance as predominantly speculative with respect to capacity to pay interest and repay principal BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposure to adverse conditions.

     BB: Bonds rated BB have less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

     B: Bonds rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

     CCC: Bonds rated CCC have a currently identifiable vulnerability to default and are dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

     CC: The rating CC typically is applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

     CI: The rating CI is reserved for income bonds on which no interest is being paid.

     D: Bonds rated D are in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments are jeopardized.

     Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the additional of a plus or minus sign to show relative standing with the major categories.

                                   APPENDIX B
                            COMMERCIAL PAPER RATINGS

Moody's Investors Service, Inc.

     Prime-1--Issuers (or related supporting institutions) rated "Prime-1" have a superior ability for repayment of senior short-term debt obligations. "Prime-1" repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries, high rates of return on funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well-established access to a range of financial markets and assured sources of alternate liquidity.

     Prime-2--Issuers (or related supporting institutions) rated "Prime-2" have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

Standard & Poor's Ratings Group

     A-1--This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation.

     A-2--Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1".